SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 8, 2010

Commission File Number	Registrant, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification Number	State of Incorporation

1-08788	NV ENERGY, INC. 6226 West Sahara Avenue Las Vegas, Nevada 89146 (702) 402-5000	88-0198358	Nevada

2-28348	NEVADA POWER COMPANY d/b/a NV ENERGY 6226 West Sahara Avenue Las Vegas, Nevada 89146 (702) 402-5000	88-0420104	Nevada

0-00508	SIERRA PACIFIC POWER COMPANY d/b/a NV ENERGY P.O. Box 10100 (6100 Neil Road) Reno, Nevada 89520-0400 (89511) (775) 834-4011	88-0044418	Nevada
None

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1 Press Release dated February 8, 2010
EX-99.2 Supplemental Slides dated February 8, 2010

Item 2.02 Results of Operations and Financial Condition
     On February 8, 2010, NV Energy, Inc. and its two utility subsidiaries, Nevada Power Company (d/b/a NV Energy) and Sierra Pacific Power Company (d/b/a NV Energy), issued a press release disclosing financial results for the fiscal year ended December 31, 2009. The text of the release is furnished herewith as Exhibit 99.1.
Item 7.01 Regulation FD Disclosure
      In addition to the earnings press release on February 8, 2010 discussed in Item 2.02 above, NV Energy, Inc. and its two utility subsidiaries, Nevada Power Company (d/b/a NV Energy) and Sierra Pacific Power Company (d/b/a NV Energy), posted supplemental slides containing additional financial information about the companies to its website, www.nvenergy.com. A copy of these supplemental slides is furnished herewith as Exhibit 99.2.
      The information contained in this Form 8-K, including the exhibits attached hereto, is being furnished and shall not be deemed “filed” for the purpose of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits — The following exhibits are furnished with this Form 8-K:
          EX-99.1 — Press Release dated February 8, 2010.
          EX-99.2 — Supplemental Slides dated February 8, 2010.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

NV Energy, Inc. (Registrant)
Date: February 8, 2010	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer

Nevada Power Company d/b/a NV Energy (Registrant)
Date: February 8, 2010	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer

Sierra Pacific Power Company d/b/a NV Energy (Registrant)
Date: February 8, 2010	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer